EXHIBIT 32.2

                              CERTIFICATION PURSUANT TO
              RULE 13A-14(1) OR RULE 15D-14(B) AND 18 U.S.C. SEC. 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF THE
                              SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Petrosearch Energy Corporation, (the "Company") on Form 10-QSB for the quarter ended September 30, 2006 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, David Collins, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.


     Date: November 14, 2006


By:      /s/ David Collins
         ------------------
         David Collins
         Chief Financial Officer